                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    June 19, 2002
                                                 -------------------------------



                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



                 Ohio                             1-8116                       31-0785108
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    (State or other jurisdiction of      (Commission File Number)  (IRS Employer Identification No.)
            incorporation)



4288 West Dublin-Granville Road, Dublin, Ohio                                     43017
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(Address of principal executive offices)                                       (Zip Code)




Registrant's telephone number, including area code       (614) 764-3100
                                                  ------------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)











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Item 1.           Changes in Control of Registrant.
------            --------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.
------            ------------------------------------

                  On June 19, 2002, the Company completed its acquisition of Fresh Enterprises, Inc. ("Baja Fresh"), the owner and operator of the Baja Fresh Mexican Grill restaurant chain, pursuant to a Merger Agreement dated May 30, 2002 (the "Agreement").

                  Baja Fresh, founded in 1990, owns, operates and franchises fast-casual restaurants in 16 states and the District of Columbia. Baja Fresh will continue its business as a wholly-owned subsidiary of the Company, and will maintain its offices in Thousand Oaks, California.

                  The purchase price was $275 million, subject to purchase price adjustments. The amount of consideration was determined as a result of negotiation between the Company and the principal shareholders of Baja Fresh.

                  The Company used the net proceeds from an offering of 6.20% Senior Notes due 2014, in the approximate amount of $222.77 million, and cash on hand to finance the transaction.

                  The Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.

Item 3.           Bankruptcy or Receivership.
------            --------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant.
------            ---------------------------------------------

                  Not applicable.

Item 5.           Other Events and Regulation FD Disclosure.
------            -----------------------------------------

                  Not applicable.

Item 6.           Resignations of Registrant's Directors.
------            --------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits.
------            ---------------------------------

                  The Agreement is attached hereto as Exhibit 2.

Item 8.           Change in Fiscal Year.
------            ---------------------

                Not applicable.

Item 9.         Regulation FD Disclosure.
------          ------------------------

                Not applicable.


                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WENDY'S INTERNATIONAL, INC.


                                    By:     /s/ Leon M. McCorkle, Jr.
                                            ------------------------------------
                                            Leon M. McCorkle, Jr.
                                            Executive Vice President,
                                            General Counsel & Secretary

Date:       July 5, 2002
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